                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary proxy statement         [ ] Confidential, for use of the
                                            Commission only (as permitted by
[ ] Definitive proxy statement              Rule 14a-6(e)(2))

[X] Definitive additional materials

[ ] Soliciting material under Rule 14a-12


                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.

[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

      $11,210,472
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(5)   Total fee paid:

      $2,470.65
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[X]   Fee paid previously with preliminary materials:       $2,470.65
                                                      --------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

      --------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:
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
                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                                February 14, 2005

                          SUPPLEMENT TO PROXY STATEMENT

      On January 24, 2005, U.S. Realty I Corporation, a South Carolina corporation, and AIMCO Properties, L.P., a Delaware limited partnership (collectively, the "General Partners" and individually, a "General Partner"), the general partners of U.S. Realty Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), furnished a proxy statement (the "Proxy Statement") to the holders (the "Limited Partners") of depositary unit certificates ("units") of the Partnership in connection with:

      (i) an amendment to the Partnership's agreement of limited partnership (the "Partnership Agreement") to permit sales of the Partnership's property to the General Partners or their affiliates (the "Amendment"); and

      (ii) the sale by the Partnership (the "Sale") of Twin Lakes Apartments, a 262-unit apartment complex located in Palm Harbor, Florida ("Twin Lakes"), to Twin Lakes Apartments, L.L.C., a Delaware limited liability company (the "Purchaser"). AIMCO Properties, L.P. (the "AIMCO Operating Partnership") is one of your General Partners, owns approximately 67.78% of the outstanding units, and wholly owns the Purchaser.

      This Supplement to the Proxy Statement supplements the Proxy Statement, and to the extent that information set forth in this Supplement to the Proxy Statement conflicts with any information set forth in the Proxy Statement, this Supplement to the Proxy Statement shall control. Capitalized terms used in this Supplement to the Proxy Statement but not otherwise defined in this Supplement to the Proxy Statement have the meanings ascribed thereto in the Proxy Statement.

EXTENSION OF PARTNERSHIP TERM

      On August 31, 2000, your Partnership refinanced (with an independent, third party lender) its mortgage indebtedness secured by Twin Lakes and Governor's Park Apartments, a 154-unit apartment complex located in Little Rock, Arkansas ("Governor's Park"), both of which your Partnership owns (collectively, the "Properties"). The terms of the financing agreements between the Partnership and the lender require the extension of the Partnership's term beyond the maturity date of the mortgage indebtedness. The Partnership's mortgage indebtedness matures on September 1, 2020. The lender can exercise remedies, which include accelerating the maturity of the mortgage indebtedness and foreclosing on Partnership property, if the Partnership's term is not extended.

      The Amendment will also provide the Partnership with additional time to market Governor's Park for sale to a third party. The Partnership's term currently expires on December 31, 2005, and the General Partners of the Partnership are of the opinion that the Partnership's negotiating leverage will be enhanced, and the net proceeds to the Partnership and the limited partners from a sale of Governor's Park could be enhanced, if the Partnership has greater flexibility with respect to the timing of the sale of Governor's Park Apartments. There can be no assurance, however, that the Partnership's negotiating leverage or sales proceeds from Governor's Park will in fact be enhanced by an extension of the Partnership's term or that the Partnership will complete a sale of Governor's Park the General Partners currently intend.

      The Amendment will become effective at the time the General Partners execute the Amendment. The General Partners currently anticipate that the Amendment will become effective on or about March 31, 2005. There can be no assurance, however, that the Amendment will not become effective sooner or later than such date.

GENERAL PARTNERS' RECOMMENDATION

      The General Partners are of the opinion that it is in the best interests of your Partnership and its Limited Partners to adopt the Amendment and sell Twin Lakes pursuant to the terms set forth in the Proxy Statement at the present time and that the Limited Partners should be presented with the proposed Sale, to which they may object, at the current time for the reasons set forth in the Proxy Statement. Although the Affiliated Parties have interests that may conflict with those of the Limited Partners, the Affiliated Parties are of the opinion that the Amendment and the Sale are fair to the Unaffiliated Limited Partners in view of the factors listed in the Proxy Statement, notwithstanding that the term of the Partnership originally was to terminate on December 31, 2005 and now will be extended until beyond 2020. Each of the factors listed in the Proxy Statement was considered by each of the Affiliated Parties, although none of the Affiliated Parties assigned relative weights to the individual factors. See "Summary - Reasons for and Fairness of the Sale" in the Proxy Statement for a more complete discussion of the factors considered by the General Partners.

EXTENSION OF THE PROXY STATEMENT TO MIDNIGHT, NEW YORK CITY TIME, ON MARCH 1, 2005.

      The Proxy Statement will be extended to MIDNIGHT, NEW YORK CITY TIME, ON MARCH 1, 2005. The Proxy Statement was previously scheduled to expire at midnight, New York time, on February 14, 2005.

      The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding units which actually vote on such issue to approve the Amendment. Also, the sale of all or substantially all of the properties of the Partnership at a single sale (or series of sales to one person made pursuant to a single plan) requires the approval of Limited Partners holding a majority of the then outstanding units which actually vote on such issue. Affiliates of the General Partners currently own approximately 67.78% of the outstanding units and will consent to the Amendment and the Sale on the terms described in the attached Proxy Statement. Therefore, the General Partners and their affiliates can and will vote to approve the Amendment and the Sale without the vote of any other Limited Partner.

      However, as described in the Proxy Statement, the General Partners will not consummate the Sale if Limited Partners holding a majority of the units held by Unaffiliated Limited Partners object in writing to the Sale in the manner described in the Proxy Statement. The right to object is not provided in the Partnership Agreement; rather, the General Partners have voluntarily elected not to consummate the Sale if Unaffiliated Limited Partners holding more than 196,926 units, or approximately 16.12% of the outstanding units, object to the Sale in the manner described in the Proxy Statement. The General Partners have granted this right to determine whether significant opposition exists to the Sale. As of February 11, 2005, Limited Partners owning an aggregate of 43,068 of the total outstanding units have objected to the Sale. Limited Partners must return their Notice of Objection by March 1, 2005 (unless such date is extended by the General Partners in their discretion and as described in the Proxy Statement), to the Information Agent by mail, overnight courier or facsimile and otherwise follow the instructions set forth in "Notices of Objection" on page 35 of the Proxy Statement. The Notice of Objection accompanies this Supplement to the Proxy Statement. Abstentions will not be treated as objections.

      If the Unaffiliated Limited Partners object to the Sale as described in the Proxy Statement, the Partnership will continue to operate Twin Lakes, and there can be no assurance that Twin Lakes will be operated profitably, the Partnership will make any future distributions to the Limited Partners, the Limited Partners will receive distributions equal to any future taxable income generated from operations, Twin Lakes can continue to be operated without substantial improvements, the Partnership will not default under its mortgages or other obligations, the Partnership will not lose its entire investment in Twin Lakes, or a sale of Twin Lakes on comparable or more favorable terms will be possible in the future. Regardless of whether the Sale is consummated, the Partnership intends to continue to seek a buyer for Governor's Park Apartments.

      Questions and requests for assistance may be directed to the Information Agent, The Altman Group, Inc., at its address set forth below.

                            THE INFORMATION AGENT IS:

                             THE ALTMAN GROUP, INC.

          By Mail:                  By Overnight Courier:                By Hand:

 1275 Valley Brook Avenue          1275 Valley Brook Avenue         1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071       Lyndhurst, New Jersey 07071      Lyndhurst, New Jersey 07071

    By Facsimile:                                                For Information please call:

   (201) 460-0050                                                 TOLL FREE (800) 217-9608

                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                               NOTICE OF OBJECTION

      The undersigned, a limited partner of U.S. Realty Partners Limited Partnership (the "Partnership"), and the holder of units, acting with respect to all of the units owned by the undersigned, hereby:

                           [  ] OBJECTS [  ] Abstains

with respect to the Sale by the Partnership of one of its apartment complexes known as Twin Lakes Apartments, located in Palm Harbor, Florida.

      THIS NOTICE OF OBJECTION IS BEING FURNISHED BY U.S. REALTY I CORPORATION AND AIMCO PROPERTIES, L.P., THE GENERAL PARTNERS OF THE PARTNERSHIP.

      IF NO ELECTION IS SPECIFIED WITH RESPECT TO THE PROPOSAL, AN OTHERWISE PROPERLY COMPLETED AND SIGNED NOTICE OF OBJECTION WILL NOT BE DEEMED TO BE AN OBJECTION TO THE PROPOSAL.

      The undersigned hereby acknowledges receipt of the Proxy Statement and the Supplement to the Proxy Statement. Capitalized terms used in this Notice of Objection and not defined herein have the meanings set forth in the Proxy Statement.

      A fully completed, signed and dated copy of this Notice of Objection should be sent to The Altman Group, Inc., by mail at 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050, no later than midnight, New York City time, on March 1, 2005, unless the Expiration Date is extended by the general partners.



Dated:                                  By:
      --------------------                 -------------------------------------


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                                        Please Print Name

Please sign exactly as you hold your units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.